UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2013

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom (Address of Principal Executive Offices)	RG2 9FW (Zip Code)
Registrant’s telephone number, including area code: +44 118 913 1234
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2013, Foster Wheeler AG (the “Company”) issued a press release (the “Press Release”) containing information about the Company's results of operations for the period ended March 31, 2013. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

In the Press Release the Company provided updated earnings guidance for 2013 and a summary of the Company’s share repurchase activity in 2013. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: April 23, 2013	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 23, 2013